Exhibit 24

                CONSTELLATION ENERGY CORPORATION

                        POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Constellation Energy Corporation hereby constitute and appoint David A. Brune their true and lawful attorney and agent to do any and all acts and things and to execute, in their name any and all instruments which said attorney and agent may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the registration under said Act on Form S-3 of $300,000,000 principal amount of Medium-Term Notes, Series F of Constellation Energy Corporation maturing not more that thirty years after the date as of which they are issued including specifically, but without limiting the generality of the foregoing, power and authority to sign the names of the undersigned directors and officers in the capacities indicated below, to any registration statements to be filed with the Securities and Exchange Commission in respect to said Medium-Term Notes, Series F, to any and all amendments to any registration statement in respect to said Medium-Term Notes, Series F and to any instruments or documents filed as part of or in connection with said registration statements or amendments thereto; and each of the undersigned hereby ratifies and confirms all that said attorney and agent, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, each of the undersigned has subscribed, or caused to be subscribed, these presents this 9th day of April, 1997.



                                       Signature

Principal Executive Officer
and Director                /s/ Charles W. Shivery
                                   Charles W. Shivery
                              Chairman of the Board, Chief
                              Executive Officer and Director



Director                        /s/ Dennis R. Wraase
                                   Dennis R. Wraase